UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant        ☒

Filed by a Party other than the Registrant      ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

W&T Offshore, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V73682-P27863 W&T OFFSHORE, INC. 2025 Annual Meeting Vote by June 2, 2025 11:59 PM ET W&T OFFSHORE, INC. ATTN: CORPORATE SECRETARY 5718 WESTHEIMER ROAD, SUITE 700 HOUSTON, TX 77057 You invested in W&T OFFSHORE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 3, 2025. Vote Virtually at the Meeting* June 3, 2025 8:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/WTI2025 Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V73683-P27863 1. Election of Directors Nominees: 1a. Ms. Virginia Boulet For 1b. Mr. John D. Buchanan For 1c. Dr. Nancy Chang For 1d. Mr. Daniel O. Conwill, IV For 1e. Mr. Tracy W. Krohn For 1f. Mr. B. Frank Stanley For 2. To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K. For 3. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the year ending December 31, 2025. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.